EXHIBIT 99.3
                      CERTIFICATION PURSUANT TO
           18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-K of Modern Technology corp. (the "Company") for the year ended June 30, 2003, as filed with the Securities and Exchange Commission on date hereof (the "Report"), the undersigned, being Arthur Seidenfeld, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the Financial condition and results of operations of the Company.

    /s/ Arthur Seidenfeld

    Arthur Seidenfeld
    President, Chief Executive Officer and Director
    September 3, 2003